Note 13 - Earnings Per Share (Tables)	9 Months Ended
Sep. 30, 2012
Schedule of Calculation of Numerator and Denominator in Earnings Per Share [Table Text Block]
	Nine-month periods ended September 30,
	2011	2012
Numerator
Net income attributable to common shareholders, basic	4,104,000	21,199,409
Denominator
Basic and Diluted Weighted average shares - outstanding	21,029,322	20,552,568
Basic and Diluted earnings per share	0.20	1.03